SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): February 2, 2000
                                                         ----------------


                             PMA Capital Corporation
             (Exact name of registrant as specified in its charter)

         Pennsylvania                 000-22761                 23-2217932
         ------------                 ---------                 ----------
 (State or other jurisdiction        (Commission               (IRS Employer
      of incorporation)              File Number)            Identification No.)


         1735 Market Street, Suite 2800
            Philadelphia, Pennsylvania              19103-7590
            --------------------------              ----------
     (Address of principal executive offices)       (Zip Code)


               Registrant's telephone number, including area code:

                                 (215) 665-5046
                                 --------------

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)

5.   Other Events.
     ------------

     A. On February 2, 2000, the registrant issued a news release, a copy of which is filed as Exhibit 99.1 hereto and is incorporated herein by reference.

     B. On February 2, 2000, the registrant issued a news release, a copy of which is filed as Exhibit 99.2 hereto and is incorporated herein by reference.


Item 7. Financial Statements and Exhibits.
        ---------------------------------

     (c) The exhibit accompanying this report is listed in the Index to Exhibits on the following page.


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           PMA Capital Corporation




Date:  February 2, 2000               By: /s/ Francis W. McDonnell
                                          ------------------------
                                          Francis W. McDonnell,
                                          Senior Vice President, Chief Financial
                                          Officer and Treasurer

                                Index to Exhibits
                                -----------------


       Number             Description                   Method of Filing
       ------             -----------                   ----------------
       99.1          PMA Capital Corporation             Filed herewith
                       news release dated
                        February 2, 2000

       99.2          PMA Capital Corporation             Filed herewith
                       news release dated
                        February 2, 2000